Exhibit 99.1

INNOVATIVE THERAPIES NOVEL PRODUCTS ©2013 VIVUS Inc. All rights reserved | www.vivus.com

FORWARD LOOKING STATEMENT This presentation contains “forward looking” statements that involve risks and uncertainties. These statements typically may be identified by the use of forward looking words or phrases such as “may,” “believe,” “expect,” “forecast,” “intend,” “anticipate,” “predict,” “should,” “planned,” “likely,” “opportunity,” “estimated,” and “potential,” the negative use of these words or other similar words. All forward looking statements included in this document are based on our current expectations, and we assume no obligation to update any such forward looking statements. The Private Securities Litigation Reform Act of 1995 provides a “safe harbor” for such forward looking statements. In order to comply with the terms of the safe harbor, we note that a variety of factors could cause actual results and experiences to differ materially from the anticipated results or other expectations expressed in such forward looking statements. The risks and uncertainties that may affect the operations, performance, development, and results of our business include but are not limited to: (1) our limited commercial experience with Qsymia® in the United States, or U.S.; (2) the timing of initiation and completion of the clinical studies required as part of the approval of Qsymia by the U.S. Food and Drug Administration, or FDA; (3) the response from the FDA to the data that VIVUS will submit relating to post-approval clinical studies; (4) the impact of the indicated uses and contraindications contained in the Qsymia label and the Risk Evaluation and Mitigation Strategy, or REMS, requirements; (5) the impact of distribution of Qsymia through a certified home delivery pharmacy network; (6) our ability to implement the recently FDA approved amendment to the REMS for Qsymia, which allows dispensing through certified retail pharmacies; (7) that we may be required to provide further analysis of previously submitted clinical trial data; (8) the negative opinion of the European Medicines Agency’s, or EMA, Committee for Medicinal Products for Human Use, or CHMP, for the Marketing Authorization Application, or MAA, for Qsymia; (9) whether healthcare providers, payors and public policy makers will recognize the significance of the new AACE guidelines; (10) our ability to successfully commercialize or establish partnerships for our approved products; (11) the ability of our partners to maintain regulatory approvals to manufacture and adequately supply our products to meet demand; (12) our history of losses and variable quarterly results; (13) substantial competition; (14) risks related to the failure to protect our intellectual property and litigation in which we may become involved; (15) uncertainties of government or third-party payor reimbursement; (16) our reliance on sole source suppliers; (17) our reliance on third parties and our collaborative partners; (18) our failure to continue to develop innovative investigational drug candidates and drugs; (19) risks related to the failure to obtain FDA or foreign authority clearances or approvals and noncompliance with FDA or foreign authority regulations; (20) our ability to demonstrate through clinical testing the safety and effectiveness of our investigational drug candidates; (21) the timing of initiation and completion of clinical trials and submissions to foreign authorities; (22) the results of post-marketing studies are not favorable; (23) compliance with post-marketing regulatory standards is not maintained; (24) the volatility and liquidity of the financial markets; (25) our liquidity and capital resources; (26) our expected future revenues, operations and expenditures and (27) other factors that are described from time to time in our periodic filings with the Securities and Exchange Commission, or the SEC, including the Form 10-K for the year ended December 31, 2012, filed with the SEC on February 26, 2013. ©2013 VIVUS Inc. All rights reserved | www.vivus.com 1

INNOVATIVE THERAPIES; NOVEL PRODUCTS Two approved products in high potential markets: Qsymia™ for chronic weight management STENDRA™ for erectile dysfunction ©2013 VIVUS Inc. All rights reserved | www.vivus.com 2

QSYMIA PRESCRIBING INFORMATION

Qsymia™ (phentermine and topiramate extended-release) capsules CIV

About Qsymia

Qsymia is indicated as an adjunct to a reduced-calorie diet and increased physical activity for chronic weight management in adults with an initial body mass index (BMI) of 30 kg/m^2 or greater (obese) or 27 kg/m^2 or greater (overweight) in the presence of at least one weight-related medical condition such as high blood pressure, type 2 diabetes, or high cholesterol.

Important Safety Information

Qsymia (phentermine and topiramate extended-release) capsules CIV is contraindicated in pregnancy; in patients with glaucoma; in hyperthyroidism; in patients receiving treatment or within 14 days following treatment with monoamine oxidase inhibitors (MAOIs); or in patients with hypersensitivity to sympathomimetic amines, topiramate, or any of the inactive ingredients in Qsymia.

Qsymia can cause fetal harm. Females of reproductive potential should have a negative pregnancy test before treatment and monthly thereafter and use effective contraception consistently during Qsymia therapy. If a patient becomes pregnant while taking Qsymia, treatment should be discontinued immediately, and the patient should be informed of the potential hazard to the fetus.

The most commonly observed side effects in controlled clinical studies, 5% or greater and at least 1.5 times placebo, include paraesthesia, dizziness, dysgeusia, insomnia, constipation, and dry mouth.

©2013 VIVUS Inc. All rights reserved | www.vivus.com

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QSYMIA EFFICACY Magnitude Double-digit weight loss Consistency 84% of patients achieve ≥3% weight loss after 12 weeks (Mid Dose) 90% of patients achieve ≥5% weight loss after 28 weeks (Top Dose) Multiple Benefits Positive impact on cardiometabolic parameters ©2013 VIVUS Inc. All rights reserved | www.vivus.com 4

QSYMIA MAGNITUDE OF EFFECT PIVOTAL 1-YEAR STUDIES: WEIGHT LOSS OVER TIME (OBSERVED DATA) ©2013 VIVUS Inc. All rights reserved | www.vivus.com 5 Study 1 (EQUIP) Study 2 (CONQUER) Time (Week) Time (Week) 56 ITT-LOCF 56 ITT-LOCF All observed data; *p<0.0001 vs placebo; ‡p<0.0001 vs. Qsymia Mid or Low The most commonly observed side effects in controlled clinical studies, 5% or greater and at least 1.5 times placebo, include paraesthesia, dizziness, dysgeusia, insomnia, constipation, and dry mouth. Placebo Qsymia Top * *‡ * *‡ 5 6 24 30 37 18 6 Week 56 Data in lbs. Week 56 Data in lbs. Weight change, % 0 8 16 24 32 40 48 56 ITT-LOCF 56 Weight change, % 8 16 24 32 40 48 56 -4 -8 -12 -16 Week 56 Data in lbs.

BENEFICIAL EFFECTS OF WEIGHT LOSS WITH QSYMIA



Mid Dose
Top Dose
Favors Qsymia
Favors Placebo
Favors Qsymia
Favors Placebo
Systolic BP
Diastolic BP
hs-CRP
Fibrinogen
TChol:HDL
Triglycerides
ALT
Waist circumference
HbA1c
Fasting glucose
Fasting insulin
HOMA-IR
Apnea Hypopnea Index
IWQOL total
-1
-0.5
0
0.5
-1
-0.5
0
0.5
Placebo subtracted effect size
Placebo subtracted effect size

ITT-LOCF; Effect size calculated as mean change divided by SD

©2013 VIVUS Inc. All rights reserved | www.vivus.com

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QSYMIA: RECENT SUCCESSES Increase in prescription growth Approval of REMS modification to allow access via certified retail pharmacies Medco coverage of Qsymia New AACE Guidelines include anti-obesity medications Publication of pharmacoeconomic data ©2013 VIVUS Inc. All rights reserved | www.vivus.com 7

Source: VIVUS, Inc. Data on file – 31-Mar-2013 Q-o-Q Growth % 97% STEADY GROWTH IN QSYMIA PRESCRIPTIONS 8 TRxs 70 60 50 40 30 20 10 0 (000s) 29.9 59.0 4Q2012 1Q2013

M-o-M Growth % 10% 29% Source: VIVUS, Inc. Data on file – 31-Mar-2013 STEADY GROWTH IN QSYMIA PRESCRIPTIONS 9 TRxs 30 25 20 15 10 5 0 Jan-2013 Feb-2013 Mar-2013 16.7 18.4 23.8 (000s)

REMS MODIFICATION APPROVED Removes a significant barrier to Qsymia commercialization Simplifies prescribing and dispensing Availability in certified retail pharmacies expected 3Q 2013 ©2013 VIVUS Inc. All rights reserved | www.vivus.com 10

RETAIL IMPLEMENTATION PLAN 90-Day Plan Execute wholesaler distribution agreements Build distribution network Build and validate REMS-compliant databases Enroll, train and certify pharmacies (chain/independent) Ship to distribution centers Stock certified pharmacies ©2013 VIVUS Inc. All rights reserved | www.vivus.com 11

QSYMIA COVERED ON MEDCO PLANS

VIVUS

medco®
MAKING MEDICINE SMARTER.™

- Qsymia now covered for plans following the Medco national formulary
  - ESI/Medco: largest U.S. Pharmacy Benefit Manager (PBM)
  - Manages pharmacy benefit for 64.3MM U.S. lives*
- Tier 3; Prior Authorization
- Co-pay: ~$50 - $60, depending on benefit design

*HealthLeaders InterStudy (Jul-2012)

©2013 VIVUS Inc. All rights reserved | www.vivus.com

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AACE TREATMENT GUIDELINES INCLUDE ANTI-OBESITY MEDICATIONS ©2013 VIVUS Inc. All rights reserved | www.vivus.com 13 Qsymia included in guidelines

AACE TREATMENT GUIDELINES INCLUDE ANTI-OBESITY MEDICATIONS ©2013 VIVUS Inc. All rights reserved | www.vivus.com 14

AACE TREATMENT GUIDELINES INCLUDE ANTI-OBESITY MEDICATIONS ©2013 VIVUS Inc. All rights reserved | www.vivus.com 15

AACE TREATMENT GUIDELINES INCLUDE ANTI-OBESITY MEDICATIONS ©2013 VIVUS Inc. All rights reserved | www.vivus.com 16

AACE TREATMENT GUIDELINES INCLUDE ANTI-OBESITY MEDICATIONS Obesity management and FDA-approved anti-obesity medications now recommended for: Prediabetes Diabetes Dyslipidemia Hypertension First-ever inclusion of drug therapy in guidelines Primary Care Physicians refer to AACE guidelines ©2013 VIVUS Inc. All rights reserved | www.vivus.com 17

PUBLICATION OF PHARMACOECONOMIC DATA HELPS REIMBURSEMENT

VIVUS

- **10%-15% weight loss = gross *per capita* savings of ~$6,000-$13,000 over 10 years**
  - ➤ With ~11.2 million Medicare patients who are obese or overweight with at least one weight-related comorbidity, lifetime savings could total billions of dollars
- **Study highlighted that weight loss produced by Qsymia® demonstrated durability over two-year treatment period**

Thorpe et al. Health Economics Review 2013, 3:7 (http://www.healtheconomicsreview.com/content/3/1/7)

©2013 VIVUS Inc. All rights reserved | www.vivus.com

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Educate Physicians Broaden Reimbursement Expand to Retail Pharmacies DTC & Expand PCP Reach BUILDING THE QSYMIA FRANCHISE ©2013 VIVUS Inc. All rights reserved | www.vivus.com 19 Launch Time Rx Growth

STENDRA: PARTNERING FOR VALUE ©2013 VIVUS Inc. All rights reserved | www.vivus.com

STENDRA™ PRESCRIBING INFORMATION ©2013 VIVUS Inc. All rights reserved | www.vivus.com 21 About STENDRA™ STENDRA is a prescription medicine used to treat erectile dysfunction (ED). STENDRA (avanafil) is licensed from Mitsubishi Tanabe Pharma Corporation. VIVUS has development and commercial rights to STENDRA for the treatment of sexual dysfunction worldwide with the exception of certain Asian Pacific Rim countries. Important Safety Information Do not take STENDRA if you take nitrates, often prescribed for chest pain, as this may cause a sudden, unsafe drop in blood pressure. Tell your healthcare provider about all the medicines you take and discuss your general health status to ensure that you are healthy enough to engage in sexual activity. If you experience chest pain, nausea, or any other discomforts during sex, seek immediate medical help. In the rare event of an erection lasting more than 4 hours, seek immediate medical help to avoid long-term injury. STENDRA in combination with other treatments for erectile dysfunction is not recommended. STENDRA does not protect against sexually transmitted diseases, including HIV. The most common side effects of STENDRA are headache, flushing, runny nose and congestion.

Highly selective PDE5i with rapid onset Positive CHMP recommendation (26-Apr-2013) Opportunity to commercialize in the US and EU* *Pending EMA approval Manufacturing technology transfer underway Partnering discussions in progress ©2013 VIVUS Inc. All rights reserved | www.vivus.com 22 STENDRA™

ROYALTY FINANCING (26-MAR-2013) $110 million synthetic capped royalty financing $50 MM drawn, $60 MM available to draw by YE2013 Facility provides capital and flexibility to expand Not equity linked No payments for first year Quarterly payment variable depending on Qsymia sales ©2013 VIVUS Inc. All rights reserved | www.vivus.com 23

VIVUS INVESTMENT HIGHLIGHTS Two FDA-approved products Making significant progress in building the obesity category and Qsymia brand Educating physicians Expanding reimbursement Improving access (REMS modification) Growing Qsymia prescriptions Strong Balance Sheet Cash, equivalents & securities [YE2012]: $215 MM ©2013 VIVUS Inc. All rights reserved | www.vivus.com 24

IMPORTANT ADDITIONAL INFORMATION VIVUS, its directors and certain of its executive officers may be deemed to be participants in the solicitation of proxies from VIVUS stockholders in connection with the matters to be considered at VIVUS’s 2013 Annual Meeting of Stockholders. VIVUS intends to file a proxy statement with the U.S. Securities and Exchange Commission (the “SEC”) in connection with any such solicitation of proxies from VIVUS stockholders. INVESTORS AND STOCKHOLDERS ARE STRONGLY ENCOURAGED TO READ ANY SUCH PROXY STATEMENT AND ACCOMPANYING PROXY CARD AND OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE AS THEY WILL CONTAIN IMPORTANT INFORMATION. Information regarding the identity of participants, and their direct or indirect interests, by security holdings or otherwise, will be set forth in the proxy statement and other materials to be filed with the SEC in connection with VIVUS’s 2013 Annual Meeting of Stockholders. Information regarding the direct and indirect beneficial ownership of VIVUS’s directors and executive officers in VIVUS securities is included in their SEC filings on Forms 3, 4 and 5, and additional information can also be found in VIVUS’s Annual Report on Form 10-K for the year ended December 31, 2012, filed with the SEC on February 26, 2013 and in VIVUS’s definitive proxy statement on Schedule 14A in connection with VIVUS’s 2012 Annual Meeting of Stockholders, filed with the SEC on April 25, 2012. Stockholders will be able to obtain any proxy statement, any amendments or supplements to the proxy statement and other documents filed by VIVUS with the SEC for no charge at the SEC’s website at www.sec.gov. Copies will also be available at no charge at the Investor Relations section of VIVUS’s corporate website at www.vivus.com. ©2013 VIVUS Inc. All rights reserved | www.vivus.com 1 25

INNOVATIVE THERAPIES NOVEL PRODUCTS ©2013 VIVUS Inc. All rights reserved | www.vivus.com